Derivative Financial Instruments	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Derivative Financial Instruments	DERIVATIVE FINANCIAL INSTRUMENTS
The Group recognizes all unhedged derivatives as financial instruments measured at fair value through profit or loss on the balance sheet. If specific conditions are met, a derivative may be designated as a hedge of specific financial exposures. The accounting for changes in fair value of a derivative depends on the intended use of the derivative and, if used in hedging activities, on its effectiveness as a hedge. In order to qualify for hedge accounting, the underlying hedged item must expose the Group to risks associated with market fluctuations and the financial instrument used must be designated as a hedge and reduce the Group’s exposure to market fluctuation throughout the hedge period.
During the year ended December 31, 2021, the Company entered into two foreign currency swap agreements. The objective of both agreements is to manage the risk of changes in cash flows resulting from foreign currency gains/losses realized upon remeasurement of US$ denominated Senior Notes by swapping a specified amount of HK$ for US$ at the contractual spot rate. The terms in one of the contracts did not effectively match the terms of the related Senior Notes; thus, it was not designated as hedging (the “Non-Hedging Swap”). The remaining contract was designated as a hedge of the cash flows related to a portion of the Senior Notes (the “Hedging Swap”, and together with the Non-
Hedging Swap, the “FX Swaps”). The Non-Hedging Swap and the Hedging Swap have a total notional value of US$500 million and US$1.0 billion, respectively, and expire in August 2023 and August 2025, respectively.
As at December 31, 2022, the fair value of the Non-Hedging Swap was US$1 million recorded as an asset in “Other assets, net — current” whilst the fair value of the Hedging Swap was US$3 million recorded as a liability in “Trade and other payables — non-current”. As at December 31, 2021, the total fair value of the FX Swaps was US$2 million and was recorded as an asset in “Other assets, net — non-current”. The fair value of the FX Swaps was estimated using Level 2 inputs from recently reported market transactions of foreign currency exchange rates. As of December 31, 2022 and 2021, for the Hedging Swap, US$2 million and US$4 million, respectively, were recognized as other comprehensive income in the consolidated balance sheet relating to the changes in fair value of the derivative and foreign currency gains/losses incurred from the remeasurement of the portion of the Senior Notes being hedged during the years. For the Non-Hedging Swap, the changes in fair value of the derivative of US$1 million were recorded as other losses and US$1 million as other gains in the consolidated income statement for the years ended December 31, 2022 and 2021, respectively.
In August 2018, the Group entered into interest rate swap agreements (the “IR Swaps”), which were qualified and designated as fair value hedges, swapping fixed-rate for variable-rate interest to hedge changes in the fair value of the 2023 Notes, 2025 Notes and 2028 Notes. These IR Swaps had a total notional value of US$5.50 billion and expired in August 2020.
For the year ended December 31, 2020, the Group recorded US$53 million as a reduction to interest expense related to the realized amount associated with the IR Swaps. Gains and losses due to changes in fair value of the IR Swaps completely offset changes in the fair value of the hedged portion of the underlying debt; therefore, no gains or losses were recognized due to hedge ineffectiveness.